UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	February 20, 2019

Prudential Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Pennsylvania	000-55084	46-2935427
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1834 West Oregon Avenue, Philadelphia, Pennsylvania	19145
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(215) 755-1500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item          5.07          Submission of Matters to a Vote of Security Holders

(a)          An Annual Meeting of Shareholders of Prudential Bancorp, Inc. (the “Company”) was held on February 20, 2019.

(b)          There were 8,892,964 shares of common stock of the Company eligible to be voted at the Annual Meeting and 8,467,196 shares represented in person or by proxy at the Annual Meeting, which constituted a quorum to conduct business at the meeting.

The items voted upon at the Annual Meeting and the vote for each proposal were as follows:

1.               Election of director:

For a three year term expiring in 2022:

	FOR	WITHHELD	BROKER NON-VOTES
A.J. Fanelli	5,370,238	511,220	2,585,738

2.          Non-binding resolution to approve the compensation of the Company’s named executive officers:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
4,248,689	1,582,144	50,624	2,585,738

3.          Advisory vote on the frequency of the non-binding resolution to approve the compensation of the Company’s named executive officers:

FOR EVERY THREE YEARS	FOR EVERY TWO YEARS	FOR EVERY YEAR	ABSTAIN	BROKER NON-VOTES
3,176,858	44,370	2,552,241	107,989	2,585,738

4.          To ratify the appointment of S.R. Snodgrass, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2019.

FOR	AGAINST	ABSTAIN
8,141,525	282,499	43,171

The nominee was elected as a director, the proposal to adopt a non-binding resolution to approve the compensation of the Company’s named executive officers was adopted, every three years received a plurality of votes cast on the advisory vote on the frequency of the non-binding resolution to approve the compensation of the Company’s named executive officers, and the proposal to ratify the appointment of S.R. Snodgrass, P.C. as the Company’s independent registered public accounting firm for the year ending September 30, 2019 was adopted by the shareholders of the Company at the Annual Meeting by the requisite affirmative vote.

(c)          Not applicable.

(d)          Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRUDENTIAL BANCORP, INC.

	By:	/s/Jack E. Rothkopf
	Name:	Jack E. Rothkopf
	Title:	Senior Vice President, Chief Financial Officer and Treasurer

Date: February 22, 2019

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